STATEMENTS OF INVESTMENTS
-------------------------

                                        Principal
                                        Amount or    December 31, 2005      December 31, 2004
Industry                                Shares at    -----------------      -----------------
(1)                         Investment December 31,  Cost       Fair        Cost        Fair
Company           Position     Date       2005       Basis      Value       Basis       Value
-------------     --------  ----------  ----------   -----      -----       -----       -----
Equity Investments
------------------

Short Term Investments
----------------------

Privately Held Securities Available for Immediate Sale
------------------------------------------------------
Medical
--------
26.4% and 7.6% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Sanarus Medical,   Preferred    2000-
 Inc. (a) (b)      shares       2004    1,841,179 $2,080,085  $  736,551  $1,779,888  $  735,876

Public Securities Available for Immediate Sale
----------------------------------------------
Medical
-------
11.2% and 12.9% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
Endocare, Inc.     Common       1996-
 (b)               shares       2004      114,505    286,261     313,743   1,457,963   1,255,066






STATEMENTS OF INVESTMENTS (continued)
------------------------------------

Long Term Investments
---------------------

Communications
--------------
0.0% and 1.7% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
iVillage Inc.      Common       1996-
                   shares       2004            0         --          --     152,401     169,950
                                                   ---------   ---------   ---------   ---------
Environmental
-------------
0.0% and 0.0% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Triangle           Common
 Biomedical        shares
 Sciences, Inc.(a) and
                   attached
                   warrants at
                   $28.00;
                   expiring
                   2009         1999        4,099     83,891          --      83,891          --
                                                   ---------   ---------   ---------   ---------

High Tech/Financial
-------------------
0.0% and 5.2% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
VenCore Solutions, LLC
 LLC (a)(b)        units        2002            0         --          --     625,000     250,000
VenCore Solutions, Bridge
 LLC (b)(2)        loan         2004            0         --          --     444,347     177,738
VenCore Solutions,
 LLC (a)(b)        various      2004            0         --          --          --      75,924
                                                  ----------  ----------  ----------  ----------
                                                          --          --   1,069,347     503,662
                                                  ----------  ----------  ----------  ----------

STATEMENTS OF INVESTMENTS (continued)
------------------------------------

Information Technology
----------------------
10.2% and 4.3% at December 31, 2005 and 2004, respectively
----------------------------------------------------------
KeyEye
 Communications,   Preferred    2002-
 Inc. (a)(b)       shares       2004    5,366,165  1,050,000     210,000   1,050,000     420,000
KeyEye
 Communications,   Bridge
 Inc. (b)          loan (2)     2005      367,383    368,672      73,734          --          --
                                                   ---------   ---------   ---------   ---------
                                                   1,418,672     283,734   1,050,000     420,000
                                                   ---------   ---------   ---------   ---------
Medical/Biotechnology
---------------------
14.9% and 6.7% at December 31, 2005 and 2004, respectively
-----------------------------------------------------------
CellzDirect, Inc.  Preferred    2002-
                   shares       2004    2,029,232    783,882     313,553     783,882     313,553
Various                         1999-
 investments       various      2004      various    764,875     102,800     903,803     336,239
                                                  ----------  ----------  ----------  ----------
                                                   1,548,757     416,353   1,687,685     649,792
                                                  ----------  ----------  ----------  ----------












STATEMENTS OF INVESTMENTS (continued)
------------------------------------

Retail/Consumer Products
------------------------
40.8% and 7.8% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Dakota Arms,       Preferred
 Inc. (a) (b)      shares       2004      285,715    500,001     100,000     500,001     500,001
Dakota Holdings,   LLC
 LLC (a) (b)       units        2004      150,000    150,000      52,500     150,000     262,500
Dakota Holdings,   Bridge
 LLC (b)           loan (2)     2005    2,830,412  4,926,662     985,332          --          --
                                                   ---------   ---------   ---------   ---------
                                                   5,576,663   1,137,832     650,001     762,501
                                                   ---------   ---------   ---------   ---------

Venture Capital Limited Partnership Investments
-----------------------------------------------
0.0% and 2.7% at December 31, 2005 and 2004, respectively
---------------------------------------------------------
Various            Ltd.
 investments       partnership
	interests	various    various    625,908          --     626,599     261,331
                                                  ----------  ----------  ----------  ----------


Total investments - 103.5% and 48.9% at
 December 31, 2005 and 2004, respectively        $11,620,237 $ 2,888,213 $ 8,557,775 $ 4,758,178
                                                  ==========  ==========  ==========  ==========











Legends and footnotes:

--  No investment held at end of period.
0   Investment active with a cost basis or fair value of zero.

(a) Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.
(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.

(1) Represents the total fair value of a particular industry segment as a percentage of partners'
capital at 12/31/05 and 12/31/04.
(2) The Partnership has no income-producing equity investments except for convertible notes which include accrued interest.  Interest rates on such notes range from 4.79 percent to 8 percent.



The accompanying notes are an integral part of these financial statements.

3.  Related Party Transactions
    --------------------------

Related party costs are included in costs and expenses shown on the Statements of Operations. Related party costs in 2005, 2004 and 2003 were as follows:

                                       For the Years Ended December 31,
                                     -----------------------------------
                                      2005          2004           2003
                                     ------        ------         ------
Management fees                    $  82,298    $  109,147    $   87,781
Independent General
 Partners' compensation               64,500        71,125        60,000
Reimbursable operating expenses:
  Administrative, investor
   services and professional
   fees                            2,134,757     1,420,244     1,420,829
  Investment operations              577,746       513,022       357,264
  Computer services                  166,678       105,963        87,908


Management fees are equal to one quarter of one percent of the fair value of Partnership assets for each quarter. Management fees compensate the Managing General Partners solely for General Partner Overhead (as defined in the Partnership Agreement) incurred in supervising the operation and management of the Partnership and the Partnership's investments.
Management fees due to the Managing General Partners were $4,307 and $8,799 and were included in due to related parties, net at December 31, 2005 and 2004, respectively.

As compensation for their services, each of the Independent General Partners receives $14,000 annually plus $1,500 for attendance at each meeting of the Management Committee or committee thereof. The Independent General Partners are reimbursed for all out-of-pocket expenses relating to attendance of the meetings, committees or otherwise of the Management Committee. The Independent General Partners each own eight Units.

The Partnership reimburses the Managing General Partners for operating expenses incurred in connection with the business of the Partnership. Reimbursable operating expenses include expenses (other than Organizational and Offering and General Partner Overhead) such as investment operations, administrative and investor services, and computer services. The Managing General Partners of this Partnership serve in a similar capacity for other partnerships, and all reimbursed expenses are allocated to the various partnerships based on a number of factors including the size of each partnership, the number of active portfolio companies, and the amount of time spent by various employees of the Managing General Partners on the specific affairs of any one partnership. Amounts due to related parties for such expenses totaled $238,291 and $548,021 at December 31, 2005 and 2004, respectively.

Under the terms of a computer service agreement, Technology Administrative Management, a division of TFL, charges the Partnership for its share of computer support costs. These amounts are included in computer services expenses.

Retention bonuses were offered to and accepted by key employees of the Managing General Partners in late 2002. The expense for these bonuses, which were approved by the Independent General Partners during the September 2002 Management Committee meeting, was prepaid by the Partnership in October and December 2002. At December 31, 2005, the amount of prepaid operating expenses was $272,793, and is being amortized over the remaining expected employment period. During 2005, 2004 and 2003, the Partnership recognized $57,908, $57,908 and $57,909 as operating expense related to the amortization of retention bonuses. The bonuses, incremented by annual salary increases, will be paid to those individuals who are still full-time employees of the Managing General Partners in April 2007. Upon the resignation of personnel no adjustment to the retention bonus amount previously paid by the Partnership to the Managing General Partners shall occur until a replacement person is hired.

As of December 31, 2005 and 2004, the Partnership had a gross due from related party receivable of $0 and $3,554,210, respectively, related to its investment in Dakota Holdings, LLC and Dakota Arms, Inc. During 2005, the Partnership advanced additional funds of $1,372,452 to the company for operations. During 2005, the Partnership recorded an allowance for doubtful accounts of $1,467,423 against the receivable. At December 31, 2005, $4,926,662 of this receivable was converted into a bridge loan with an interest rate of 4.79 percent. As a result of the conversion, the allowance for doubtful accounts as described above was reclassified to unrealized depreciation in the accompanying statements.

Officers of the Managing General Partners occasionally receive stock options as compensation for serving on the Boards of Directors of portfolio companies. It is the Managing General Partners' policy that all such compensation be transferred to the investing partnerships. If the options are non-transferable, they are not recorded as an asset of the Partnership. Any profit from the exercise of such options will be transferred if and when the options are exercised and the underlying stock is sold by the officers. Any such profit is allocated amongst the Partnership and affiliated partnerships based upon their proportionate investments in the portfolio company. One of the Managing General Partners serves as interim CEO and Chairman of the Board for Dakota Arms, Inc., a portfolio company. The Managing General Partner does not receive any compensation for these services.

5.  Equity Investments
    ------------------

All investments are valued at fair value as determined in good faith by the Managing General Partners.

Marketable Equity Securities
----------------------------

At December 31, 2005 and 2004, marketable equity securities had aggregate costs of $669,136 and $2,132,167, respectively, and aggregate fair values of $313,743 and $1,608,462, respectively. The net unrealized gain at December 31, 2005 and 2004, included gross gains of $27,482 and $62,865, respectively.

Restricted Securities
---------------------

At December 31, 2005 and 2004, restricted securities had aggregate costs of $10,951,101 and $6,425,608, respectively, and aggregate fair values of $2,574,470 and $3,149,716, respectively, representing 92.2 percent and 32.4 percent, respectively, of the total partners' capital of the Partnership.


Significant purchases, sales and write-offs of equity investments during 2005 are as follows:

Acambis Plc
------------

In March 2005, the Partnership sold its entire investment in the company for proceeds of $4,350 and recorded a realized gain of $4,350. This investment was written off for book purposes in 2002.

CheckTech Financial Corporation
-------------------------------

In March 2005, the Partnership invested in the company with a bridge loan in the amount of $75,000 with a fixed interest rate of 10 percent. Payment was due upon demand. An additional 20 percent interest preference premium will be payable upon a liquidation event. In August 2005, the company repaid the face value of $75,000 and accrued interest of $40,233 to the Partnership.

CollaGenex Pharmaceuticals, Inc.
--------------------------------

In March 2005, the Partnership sold its entire investment in the company for proceeds of $33,432 and recorded a realized loss of $21,012.

Dakota Holdings, LLC
--------------------

In December 2005, the Partnership converted its due from portfolio company of $4,926,662 to a bridge loan with an interest rate of 4.79 percent.

Endocare, Inc.
--------------

In June 2005, the Partnership sold part of its investment in the company for proceeds of $135,443 and recorded a realized gain of $14,107. In July and August 2005, the Partnership sold additional interests in the company for proceeds of $996,340 and recorded a realized gain of $187,124. During the fourth quarter of 2005, the Partnership sold additional interests in the company for proceeds of $265,834 and recorded a realized gain of $24,684.

Icagen, Inc.
------------

In September 2005, the Partnership sold its entire interest in Icagen for proceeds of $47,312. This investment had been previously written off; therefore, the Partnership recorded a gain of $47,312.

iVillage Inc.
-------------

In March 2005, the Partnership sold its entire investment in the company for proceeds of $151,725 and recorded a realized loss of $668.

KeyEye Communications, Inc.
---------------------------

In December 2005, the Partnership issued a bridge loan to the company in the amount of $367,383 with an interest rate of 8 percent.

Natus Medical, Inc.
-------------------

In June 2005, the Partnership sold its entire investment in the company for proceeds of $163,052 and recorded a realized gain of $78,570.

OW&W Pacrim Investments Limited
-------------------------------

In March 2005, the Partnership received notice that the venture capital limited partnership was terminating. The Partnership expects no return on its investment and wrote off its entire investment in the venture capital limited partnership and realized a loss of $505.

Sanarus Medical, Inc.
---------------------

In January 2005, the Partnership purchased 375,939 Series D Preferred shares at a cost of $300,000.

VenCore Solutions, LLC
----------------------

In January 2005, the company converted the Partnership's three bridge loans, including accrued interest, at a cost of $444,124 into 444,124 Series A Units in accordance with the terms of the agreement. In June 2005, the Partnership invested in the company with a convertible bridge loan in the amount of $100,000 with a fixed interest rate of 10 percent. Payment was due upon maturity at November 1, 2005. In October 2005, the Partnership received full repayment of the bridge loan. In addition, the Partnership sold its entire interest in VenCore for proceeds of $1,646,658 and recorded a realized gain of $577,534.

Venture Capital Limited Partnership Investments
-----------------------------------------------

During the first quarter of 2005, the Partnership received a cash distribution of $4,500, which was recorded as a realized gain. During the fourth quarter of 2005, the Partnership received cash distributions of $54,627, which were recorded as realized gains.

Other Equity Investments
------------------------

Other significant changes reflected in the Statements of Investments relate to market value fluctuations for publicly traded portfolio companies or changes in the fair value of private companies as determined in accordance with the policy described in Note 1 to the financial statements.

Technology Funding Partners III, L.P.
(a Delaware limited partnership, in process of liquidation)